UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 7, 2016

EVINE Live Inc.

(Exact name of registrant as specified in its charter)

Minnesota	0-20243	41-1673770
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6740 Shady Oak Road

Eden Prairie, Minnesota 55344-3433

(Address of principal executive offices)

(952) 943-6000

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective as of July 7, 2016, the Board of Directors of EVINE Live Inc. (the “Company”) amended the Company’s Bylaws to add a new Article 10, Forum for Adjudication of Disputes, which provides that, unless the Company consents in writing to the selection of an alternative forum, Minnesota state and federal courts will be the sole and exclusive forum for certain specified corporate law based lawsuits involving the Company. The foregoing summary is qualified in its entirety by the full text of the First Amended and Restated Bylaws, which are filed as Exhibit 3.1 hereto and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

3.1	First Amended and Restated Bylaws of EVINE Live Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: July 7, 2016		EVINE Live Inc.

	By:	/s/ Damon Schramm
Damon Schramm
Senior Vice President, General Counsel and
Secretary